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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 21, 2002
(Date of Report)

NEORX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)

410 West Harrison Street, Seattle, Washington 98119-4007
(Address of principal executive offices) (Zip Code)

(206) 281-7001
(Registrant's telephone number, including area code)

Item 5.    Other Events

NEORX REPORTS EARLY CLINICAL RESULTS
WITH PRETARGET® LYMPHOMA

Phase I Data Presented at ASCO Annual Meeting NEORX

        See Exhibit 99.1 for additional information.

Item 7.    Exhibits

99.1
Press release dated May 20, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION

Dated: May 21, 2002	By	/s/ RICHARD L. ANDERSON Richard L. Anderson Senior VP, CFO and Secretary

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EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated May 20, 2002

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  Item 5. Other Events
NEORX REPORTS EARLY CLINICAL RESULTS WITH PRETARGET® LYMPHOMA Phase I Data Presented at ASCO Annual Meeting NEORX
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX